                              UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      July 1, 2008

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                              HASBRO, INC.

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         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2008 Hasbro, Inc. (the “Company”) issued a press release announcing that Tracy A. Leinbach, former Executive Vice President and Chief Financial Officer for Ryder System, Inc., had been elected to the Company’s Board of Directors (the “Board”) effective July 1, 2008. Upon joining the Board, Ms. Leinbach became a member of the Board’s Audit Committee.  A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  In connection with her appointment to the Board and as part of its annual compensation for non-employee directors, the Company is granting to Ms. Leinbach such number of shares of the Company’s common stock, par value $.50 per share, as is equal to $105,000 divided by the average of the high and low sales prices of the Company’s common stock on July 1, 2008.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release, dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASBRO, INC.

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                                   (Registrant)

Date: July 2, 2008            By:      /s/ David D.R. Hargreaves

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                                       David D.R. Hargreaves

    Chief Operating Officer and

    Chief Financial Officer

                                       (Duly Authorized Officer)

HASBRO, INC.

Current Report on Form 8-K

Dated July 1, 2008

Exhibit Index

Exhibit No.

Exhibit

99.1   Press Release, dated July 1, 2008.